UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2013

______________________

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34587	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-5883 8509

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 2, 2012, NASDAQ Listing Qualifications Department (“NASDAQ”), notified Shengkai Innovations, Inc. (the “Company”) that the bid price of  its common stock had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5450(a)(1).  The Company was provided 180 calendar days, or until December 3, 2012, to regain compliance. Subsequently, on January 2, 2013, NASDAQ issued a delisting determination letter, informing the Company that it had not regained compliance, and that its common stock would be subject to delisting from The NASDAQ Global Market. The Company was also advised that it could be eligible for a second 180 day period, provided that it submitted an on-line application and qualified to transfer its securities to The NASDAQ Capital Market. The Company submitted such an application and was provided an additional 180 calendar day compliance period, or until July 1, 2013, to demonstrate compliance.

On July 2, 2013, the Company received another letter from  NASDAQ, advising that NASDAQ will initiate procedures to delist the Company’s securities from the NASDAQ Stock Market as a result of the Company’s failure to regain compliance with Listing Rule 5450(a)(1) by July 1, 2013.

In addition, the letter advised the Company that its failure to hold an annual meeting of shareholders, to solicit proxies and to provide proxy statements to the NASDAQ by June 30, 2013 in accordance with Listing Rules 5620(a) and 5620(b) serves as an additional basis for delisting the Company’s common stock from the NASDAQ Stock Market.

The letter also stated that the Company may appeal Staff’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the NASDAQ Listing Rule 5800 Series. A hearing request will stay the suspension of the Company’s common stock and the filing of the Form 25-NSE pending the Panel’s decision. If the Company does not request an appeal of the staff determination to the Panel by July 9, 2013, trading of the Company’s common stock will be suspended at the opening of business on July 11, 2013, and NASDAQ will file a Form 25-NSE with the United States Securities and Exchange Commission to remove the Company’s common stock from listing and registration on the NASDAQ Stock Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc.
(Registrant)

July 8, 2013	/s/ Wang Chen
(Date)	Wang Chen Chief Executive Officer